T. Rowe Price QM Global Equity Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2021, as supplemented

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective May 1, 2022, Prashant Jeyaganesh will join the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Jeyaganesh joined T. Rowe Price in 2006.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective May 1, 2022, Prashant Jeyaganesh will join the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Jeyaganesh joined the Firm in 2006, and his investment experience dates from that time. During the past five years, he has served as a quantitative analyst and as a portfolio manager (beginning in 2017) with the Firm.

The date of this supplement is March 14, 2022.

F203-042 3/14/22